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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 19, 1999



                       Advanta Mortgage Loan Trust 1999-1
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             (Exact name of registrant as specified in its charter)

         New York                    333-52351-05      Application Pending
----------------------------         ------------      -------------------
(State or Other Jurisdiction         (Commission        (I.R.S. Employer
     of Incorporation)                File Number)     Identification Number)


     Attention: President                                     19477
     Welsh & McKean Roads                                   (Zip Code)
  Spring House, Pennsylvania

Registrant's telephone number, including area code (215) 657-4000
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Item 5.  Other Events
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     The consolidated financial statements of MBIA Insurance Corporation, a wholly-owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, included in the Annual Report on Form 10-K of MBIA, Inc. (which was filed with the Commission on March 30, 1998, Commission File No. 001-09583) and the unaudited consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of September 30, 1998 and for the nine-month periods ending September 30, 1998 and September 30, 1997 included in the Quarterly Report on Form 10-Q of MBIA, Inc. for the period ended September 30, 1998 (which was filed with the Commission on November 16, 1998, Commission File No. 001-09583) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus; (iii) the Preliminary Prospectus Supplement for Advanta
Mortgage Loan Trust 1999-1; and (iv) the Prospectus Supplement for Advanta Mortgage Loan Trust 1999-1, and shall be deemed to be part hereof and thereof.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Not applicable

     (b) Not applicable.


     (c) Exhibits
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         Exhibit No.
         -----------

         23.1     Consent of PricewaterhouseCoopers LLP





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANTA MORTGAGE LOAN TRUST 1999-1

                                    By: Advanta Mortgage Conduit Services,
                                        Inc., as Sponsor

                                    By:  /s/ Michael Coco
                                         ------------------
                                             Michael Coco
                                             Vice President


Dated:  February 25, 1999


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                                  EXHIBIT INDEX
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Exhibit No.                     Description                         Page No.

  23.1              Consent of PricewaterhouseCoopers LLP              5